UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 7, 2007
ESCO TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri		63124-1186
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: 314-213-7200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

ITEM 7.01 REGULATION FD DISCLOSURE
Today, November 7, 2007, the Registrant is issuing a press release announcing its signing of a definitive stock purchase agreement to acquire all of the outstanding shares of Doble Engineering Company (“Doble”), headquartered in Watertown, Massachusetts, for $319 million in cash, subject to working capital adjustments. Doble is a provider of diagnostic test equipment and related consulting services to the electric utility industry worldwide. The transaction is expected to be consummated by December 31, 2007, subject to Hart-Scott-Rodino Act clearance. The Registrant will conduct a related audio webcast conference call Wednesday, November 7, 2007 at 8:00 a.m. central time. This press release and the presentation charts which will accompany the audio webcast are furnished herewith as Exhibits 99.1 and 99.2, respectively, and will be posted on the Registrant’s website located at http://www.escotechnologies.com. The press release can be viewed through the “Investor Relations” page of the website under the tab “Press Releases,” and the presentation charts can be viewed directly by clicking the “Doble Acquisition Presentation” link, although the Registrant reserves the right to discontinue the availability of either at any time.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated November 7, 2007

99.2	Presentation Charts posted on Registrant’s website as of November 7, 2007

Statements in Exhibits 99.1 and 99.2 regarding the timing and certainty of the acquisition of Doble, the immediate and long term financial impacts and results of the Doble acquisition, the success of Doble and the Registrant to address additional markets and opportunities, the Registrant’s ability to address the future needs of utilities, increases in shareholder value and other statements contained therein which are not strictly historical are considered “forward-looking” statements within the meaning of the safe harbor provisions of the federal securities laws. Investors are cautioned that such statements are only predictions, and speak only as of the date of this Form 8-K, and the Registrant undertakes no duty to update. The Registrant’s actual results in the future may differ materially from those projected in the forward-looking statements due to risks and uncertainties that exist in the Registrant’s operations and business environment including, but not limited to: failure to obtain necessary government approvals, material changes in the Doble business impacting the closing of the transaction, technical difficulties, competition, changes in customer demands, intellectual property rights, the Registrant’s successful execution of internal operating plans, the Registrant’s success in integrating Doble and its subsidiaries, successful negotiation of a new Senior Credit Facility with the Registrant’s lenders and the risk factors identified in Item 1A of the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006 and Part II, Item 1A of the Registrant’s Form 10-Q for the quarter ended June 30, 2007.
OTHER MATTERS
The information in this report, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933 as amended or the Exchange Act.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESCO TECHNOLOGIES INC.
Dated: November 7, 2007	By:	/s/ G.E. Muenster
G.E. Muenster
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated November 7, 2007

99.2	Presentation Charts posted on Registrant’s website as of November 7, 2007